SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

(Name of Registrant as Specified in Its Charter)

ACE*COMM Corporation

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      ☑ No fee required.

      ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, schedule or registration statement no.:

      (3) Filing party:

      (4) Date filed:

ACE*COMM CORPORATION

704 Quince Orchard Road
Gaithersburg, Maryland 20878

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

      The Annual Meeting of Stockholders of ACE*COMM Corporation (the “Company”) will be held at ACE*COMM Corporation, 704 Quince Orchard Road, Gaithersburg, MD 20878, on December 3, 2004, at 10:00 a.m. local time, for the following purposes:

1.	To elect two Class II directors and one Class III director, to serve until the 2007 and 2005 Annual Stockholders’ Meetings, respectively, and until their successors are elected and qualify;

2.	To consider and act upon a proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending June 30, 2005; and

3.	To consider and act upon such other business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on October 12, 2004, as the record date for the purpose of determining stockholders entitled to notice of, and to vote at, the meeting.

      All stockholders are cordially invited to attend the meeting in person. TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE AND PROMPTLY MAIL YOUR PROXY IN THE RETURN ENVELOPE PROVIDED. This will not prevent you from voting in person, should you so desire, but will help to secure a quorum and will avoid added solicitation costs.

By Order of the Board of Directors

Loretta L. Rivers Corporate Secretary

October 26, 2004
Gaithersburg, Maryland

ACE*COMM CORPORATION

704 Quince Orchard Road
Gaithersburg, Maryland 20878

PROXY STATEMENT

Annual Meeting of Stockholders

December 3, 2004

SOLICITATION OF PROXIES

      The enclosed proxy is solicited by the Board of Directors of ACE*COMM Corporation (the “Company”) for use at the Annual Meeting of Stockholders of the Company to be held on December 3, 2004 and at any and all adjournments or postponements thereof. It is anticipated that such proxy, together with this Proxy Statement, will be first transmitted to the Company’s stockholders on or about October 26, 2004. All shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted. Any proxy given may be revoked at any time prior to its exercise by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

      In addition to use of the mails, proxies may be solicited, in person and by telephone, by regular employees of the Company, who will not receive any additional compensation for such solicitation. Any cost of solicitation of proxies will be borne by the Company.

EQUITY SECURITIES AND CERTAIN HOLDERS THEREOF

      Stockholders of record at the close of business on October 12, 2004, are entitled to vote at the meeting (the “Record Date”). As of the Record Date, the Company had outstanding 13,782,286 shares of ACE*COMM Corporation Common Stock. Stockholders of shares are entitled to one vote for each share held and will vote as a single class on each matter to be considered at the meeting. The presence in person or by proxy of the stockholders entitled to cast a majority of the votes at the meeting is required to constitute a quorum for the transaction of business.

      The following table sets forth certain information with respect to the beneficial ownership of Common Stock for (i) each of the Company’s directors and nominees, each of the Company’s executive officers named in the Summary Compensation Table below (see “Executive Compensation and Other Information”), and all directors, nominees and executive officers of the Company as a group, and (ii) each person known by the Company to own more than 5% of the Company’s Common Stock as of October 12, 2004, based solely on the contents of Schedules 13D and 13G filed with the Securities and Exchange Commission as of such date, except as otherwise specifically noted.

      “Beneficial ownership” is determined in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934 and includes as to each officer and director of the Company any options to purchase shares of Company Common Stock which are exercisable within 60 days of October 12, 2004. Except as indicated in the footnotes to this table, the Company believes that the persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown beneficially owned by them, subject to community property laws where applicable.

	Amounts and Nature		Percent of
Name and Address(1)	of Ownership		Outstanding Shares

Directors, Nominees and Named Executive Officers
George T. Jimenez	1,984,344	(2)	14.32%
Paul G. Casner, Jr.	39,000	(3)	*
Harry M. Linowes	36,000	(4)	*
Gilbert A. Wetzel	89,000	(5)	*
J. William Grimes	22,038	(6)(11)	*
Matthew J. Stover	8,572	(7)	*
Joseph A. Chisholm	120,409	(8)	*
Steven R. Delmar	117,977	(9)	*
Michael Tinmouth	0		*
All Directors, Nominees and Executive Officers as a group (9 persons)	2,417,340	(10)	17.04
Other 5% Stockholders
BG Media Investors L.P.
777 3rd Avenue, 30th Floor New York, NY 10017	904,295	(11)	6.56

*	Less than one percent of stock outstanding.

(1)	Unless otherwise indicated, the address is c/o ACE*COMM Corporation, 704 Quince Orchard Road, Gaithersburg, Maryland 20878 and the designated owner has voting and investment power with respect to the shares.

(2)	Includes 76,128 shares issuable upon the exercise of options. Does not include 950 shares held by his mother- in-law, as to which his wife has voting and investment power and as to which Mr. Jimenez disclaims beneficial ownership.

(3)	Includes 19,000 shares issuable upon the exercise of options.

(4)	Includes 29,000 shares issuable upon the exercise of options. Does not include 100 shares held by his wife in a retirement account, as to which his wife has sole voting and investment power and as to which Mr. Linowes disclaims beneficial ownership.

(5)	Includes 22,000 shares issuable upon the exercise of options.

(6)	Includes 22,038 shares issuable upon the exercise of options. Includes only shares held individually. Does not include shares held by BG Media Investors L.P. for which Mr. Grimes shares voting and dispositive power (see note 11).

(7)	Includes 8,441 shares issuable upon the exercise of options.

(8)	Includes 114,409 shares issuable upon the exercise of options.

(9)	Includes 112,977 shares issuable upon the exercise of options.

(10)	Includes 403,993 shares issuable upon the exercise of options. Includes only shares held individually or through trusts.

(11)	Includes 904,295 shares held by BG Media Investors L.P. (“BG LP”). Mr. Grimes, Mr. John Backe and Mr. Ted Carroll are General Partners of BG Media Investors, LLC (“BG LLC”), the General Partner of BG LP. Messrs. Grimes, Backe and Carroll disclaim beneficial ownership of the shares held by BG LP other than to the extent of its or his individual partnership interest. The Members of BG LLC, as the General Partner of BG LP, exercise shared voting and dispositive power with respect to the 904,295 shares held by BG LP. Excludes 37,572 shares and 112 shares held individually by Mr. Backe and Mr. Carroll, respectively.

ELECTION OF DIRECTORS

      The Board of Directors has nominated Paul G. Casner, Jr. and Matthew J. Stover for election as Class II directors; and J. William Grimes for election as a Class III director.

      The directors are divided into three classes, denominated as Class I, Class II, and Class III. Current terms expire as follows: Class I expires at the 2006 annual meeting; Class II expires at the Annual Meeting of stockholders; and Class III expires at the 2005 annual meeting. At each annual meeting, directors elected to succeed those directors whose terms expire shall be elected for a term to expire at the third succeeding annual meeting of stockholders after their election. Directors otherwise elected by the stockholders are elected for a term expiring upon expiration of the term of the Class to which he was elected. The directors are divided into classes as follows: Class I: Gilbert A. Wetzel and Harry M. Linowes; Class II: Paul G. Casner, Jr. and Matthew J. Stover; Class III: George T. Jimenez and J. William Grimes. Messrs. Stover and Grimes were elected to fill vacancies on the Board, effective as of January 1, 2004. At the Annual Meeting, Messrs. Casner and Stover and Mr. Grimes will be subject to election for three-year and one-year terms, respectively. There are no family relationships among any of the Company’s directors and executive officers.

      Shares represented by the enclosed proxy are intended to be voted at the Annual Meeting of Stockholders to be held on December 3, 2004, unless authority is withheld, for the election of Paul G. Casner, Jr. and Matthew J. Stover as Class II directors and J. William Grimes as a Class III director. Messrs. Casner, Stover and Grimes each has consented to the nomination and has informed the Company that he will be available to serve as a director. If any nominee should not be available for election, the persons named as proxies may vote for other persons in their discretion.

      The Board of Directors recommends a vote FOR the nominees for director.

Name of Director		Director	Class of
or Nominee	Age	Since	Director	Recent Business Experience

George T. Jimenez	68	1983	III	Chief Executive Officer of the Company since 1996, and Treasurer from 1983 to present. President from 1983 to September 1999 and July 2001 to present. Mr. Jimenez has been Chairman of the Board of Directors since 1983.
Paul G. Casner, Jr.	66	1983	II	Executive Vice President, Chief Operating Officer of DRS Technologies, Inc., a defense electronics corporation, since June 2000. Executive Vice President, Operations, DRS, from December 1998 to May 2000; President of DRS Electronic Systems Group, a division of DRS Technologies, from 1994 to 1998; and Chairman and Chief Executive Officer of Technology Applications & Service Company from March 1991 to September 1993.
Gilbert A. Wetzel	72	1992	I	Senior Vice President, Mayer Leadership Group (formerly Mayer & Associates), a human resources consulting firm, since 2004 and Managing Director from 1999 to 2004. Executive Vice President, Right Management Consultants, from 1994 to 1999; retired Chairman and Chief Executive Officer of Bell of Pennsylvania and Diamond State Telephone and founder and retired Chief Executive Officer of Geographic Business Publishers, Inc.
Harry M. Linowes	76	1999	I	Business management consultant. Senior Partner (1992 to retirement in 1996) and a Managing Partner (1986 to 1992) of BDO Seidman, Accountants and Consultants.
J. William Grimes	63	2004	III	General Partner, BG Media Investors LLC, a private equity capital firm specializing in investments in media and telecommunications companies, since 1996. President and Interim Chief Executive Officer of i3 Mobile, Inc. from March 2003 to December 2003. Chief Executive Officer, Zenith Media, from 1994 to 1996; President and CEO of Multimedia, Inc. from 1991 to 1993, and President and CEO of Univision Holdings, Inc. from 1988 to 1991.
Matthew J. Stover	49	2004	II	Chairman, LKM Ventures, LLC, an investment and advisory firm, since January 2000. President and then Chief Executive Officer, edu.com, Inc., a marketing services company, from May 2000 to June 2001. Group President of Bell Atlantic Directory Services, and its predecessor, NYNEX Information Services Group, from January 1994 to December 1999.

      Information as to the directors’ or nominees’ beneficial ownership of Common Stock is set forth above, under “Equity Securities and Certain Holders Thereof.”

      The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee monitors the integrity of the financial statements and the independence and performance of the Company’s independent auditors, provides oversight to the Company’s financial reporting process, receives and reviews reports from time to time from the Company’s independent auditors, and recommends the engagement of auditors. The current members of the Audit Committee are Messrs. Casner, Linowes, Wetzel, Grimes and Stover, with Mr. Linowes serving as Chairman. Each member of the Audit Committee is “independent,” as defined in Rule 4200(a)(15) of the NASD listing standards. The Audit Committee met six times during fiscal 2004.

      The Compensation Committee reviews the compensation of executives of the Company, makes recommendations to the Board of Directors with respect to standards for setting compensation levels, and administers the Company’s Amended and Restated Omnibus Stock Plan (the “Stock Plan”). The current members of the Compensation Committee are Messrs. Casner, Linowes, Wetzel, Grimes and Stover, none of whom is employed by the Company, with Mr. Casner serving as Chairman. The Compensation Committee met three times during fiscal 2004.

      In order to meet its own standards and the requirements of the Securities and Exchange Commission and The Nasdaq Stock Market, the Board intends to establish a nominating committee by October 31, 2004. The Board expects that the nominating committee will be composed of independent directors. It is expected that the nominating committee’s functions will include identifying individuals qualified to become directors, recommending to the Board candidates for election or re-election, and considering from time to time the Board committee structure and makeup. In establishing a nominating committee of the Board, it is expected that the Board will adopt a nominating committee charter setting forth, among other things, the committee’s functions, the Board’s criteria for consideration of director nominees and an annual self-evaluation process.

      Historically, the Company has relied primarily on recommendations from management and members of the Board to identify director nominee candidates. Messrs. Grimes and Stover were appointed to the Board by agreement with the stockholders of i3 Mobile, acquired by the Company in December 2003. During fiscal year 2004, nominations for Directors and committee memberships were unanimously approved by all members of the Board, including all of the independent directors of the Board.

      During fiscal year 2004, the Board of Directors held eleven meetings. All directors were in attendance at 75% or more of the Board and Committee meetings of which he was a member.

      Outside directors receive $12,000 each per fiscal year ($16,000 in the case of the Chairman of the Audit Committee), payable in quarterly installments, and are reimbursed for their travel expenses in attending Board and Committee meetings. In addition, upon his election or appointment to serve, each outside director receives an option to purchase 3,000 shares (4,000 shares in the case of the Chairman of the Audit Committee) of the Company’s Common Stock for each year such director is elected or appointed to serve, at an exercise price equal to the fair market value on the date of grant, pursuant to the 2000 Stock Option Plan for Directors. Each option granted becomes exercisable in installments of one-third of the option shares on each anniversary of the date of grant, provided that the option holder still serves as a director on such date or, if he ceases to be a director (other than by reason of termination for cause) within 45 days prior to such date, he has served as a director for at least 12 consecutive months as of such date. Each option expires upon the earlier of five years from the date of grant, the expiration of six months following death, resignation or removal other than for cause, and, immediately, upon removal of a director for cause. If elected to serve as Directors, Messrs. Casner and Stover, on the date of the Annual Meeting, would each be granted an option to purchase 9,000 shares of Common Stock. Mr. Grimes would be granted an option to purchase 3,000 shares of Common Stock.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Committee Report

      The Company’s officer compensation policy is to offer a package that includes a competitive salary, an incentive bonus based upon achievement of the Company’s financial objectives and of individual performance goals, and competitive benefits. The Company also encourages broad-based employee ownership of Company stock through a stock option program in which key employees are eligible to participate. In addition, all employees (excluding those possessing 5% or more total voting power or value of all classes of stock of the Company) are eligible to purchase stock through payroll deductions under the Company’s Qualified Employee Purchase Plan. The Company’s compensation policy for officers is similar to that for other employees, and is designed to promote continued performance and attainment of corporate and personal goals.

      The Compensation Committee of the Board of Directors (comprised entirely of non-employee directors) reviews and approves individual officer salaries, bonus plan financial performance goals, bonus plan allocations, and stock option grants. The Committee also reviews guidelines for compensation, bonus, and stock option grants for all employees. The Compensation Committee has established the following compensation guidelines: (i) to enable the Company to attract highly qualified executives and management talent from within the telecommunications and other related industries, (ii) to retain top performers and ensure future management continuity, (iii) to reward achievement of the Company’s strategic goals and financial targets, and (iv) to provide compensation that is consistent with marketplace competitiveness for companies of similar size, Company and individual performance, and stockholder returns.

      Officers of the Company are paid salaries in line with their responsibilities and experience. These salaries are structured to be within the range of salaries paid by competitors of similar size in the telecommunications and other relevant industries. Competitors selected for salary comparison purposes may differ from the companies included in the comparative performance indexes in the Performance Graph below.

      The economic conditions confronting the telecommunications industry caused the Compensation Committee to depart from its normal practices during the past two fiscal years. For fiscal year 2004 (as it had in fiscal 2003), the Committee approved the recommendation of management not to grant annual salary increases to the Corporation’s executive officers. In February 2002, the executive officers had elected to take a voluntary salary reduction of 10%. That reduction in salary continued through November 2003, at which time the salaries were restored to pre-reduction levels.

      Officers also typically participate in an executive bonus plan. Under the plan, awards are granted in cash and stock in the form of stock options.

      Stock option grants to officers are designed to promote success by aligning the officers’ financial interests with long-term stockholder value and by providing an incentive for individual long-term performance and the achievement of short-term financial performance of the Company. Grants of stock options are based on various subjective factors primarily relating to the responsibilities of the individual officers, and also to their expected future contributions and prior option grants. All options granted to the named executive officers in 2002, 2003 and 2004 are reflected in the tables labeled “Summary Compensation Table” and “Option Grants in Last Fiscal Year” below.

      Pursuant to the executive bonus plan, officers received performance grants in 2002 which vest and become exercisable six to eight years from the date of grant, subject to acceleration in whole or in part in the event the Company achieves certain predetermined financial targets. In fiscal 2003, due to the economic conditions of the Company, and acting on the recommendation of management, the Committee suspended the corporate bonus program for executive officers. Accordingly, executive officers were not granted stock options in fiscal year 2003, nor did they participate in a cash bonus program.

      In fiscal year 2004, the Committee elected to again suspend the corporate bonus plan for executive officers. Consequently, executive officers did not receive stock option grants based on financial performance objectives, nor did they participate in a cash bonus program. In December 2003, the Committee granted a one-time discretionary stock option to certain executive officers, in recognition of their performance in relation to the i3 Mobile acquisition. The options vest over a three-year period. In addition, in fiscal year 2004, Mr. Tinmouth was granted a stock option in connection with his employment.

      As noted above, the Company’s compensation policy is based primarily upon the practice of pay-for-performance. Section 162(m) of the Internal Revenue Code imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to Named Executive Officers. The Committee currently believes that the Company should be able to continue to manage its executive compensation program for Named Executive Officers so as to preserve the related federal income tax deductions.

      The Compensation Committee annually reviews and approves the compensation of George Jimenez, the Chief Executive Officer. Mr. Jimenez participates in the executive bonus plan, with his bonus tied to corporate revenue and pre-tax income goals. As discussed previously, the executive bonus plan was again suspended in fiscal 2004 and, accordingly, Mr. Jimenez was not eligible for a cash bonus nor did he receive a performance-based stock option grant. The Committee also did not grant an annual salary increase to Mr. Jimenez in fiscal 2004. In connection with his performance during the i3 Mobile acquisition, Mr. Jimenez received a one-time discretionary stock option grant in fiscal year 2004.

COMPENSATION COMMITTEE

Paul G. Casner, Jr. Harry M. Linowes Gilbert A. Wetzel J. William Grimes Matthew J. Stover

Cash Compensation

      Cash compensation paid or accrued for services in all capacities for 2002, 2003 and 2004 fiscal years for the Chief Executive Officer and each of the other three most highly compensated executive officers of the Company for fiscal 2004 whose salary and bonus exceeded $100,000 (the “Named Executive Officers”) is set forth in the following table.

Summary Compensation Table

					Long-Term
					Compensation
					Awards

	Annual Compensation(1)				Number of
					Shares
	Fiscal			Other Annual	Underlying	All Other
Name And Principal Position	Year	Salary(2)	Bonus	Compensation(3)	Options	Compensation(4)

George T. Jimenez	2004	$193,159	$0	$0	24,000	$11,171
Chairman of the Board,	2003	173,769	0	0	0	11,171
Chief Executive Officer,	2002	191,846	0	0	32,545	11,171
President and Treasurer

Joseph A. Chisholm(5)	2004	145,442	0	0	15,000	0
Senior Vice President and	2003	130,327	0	0	0	0
Chief Operating Officer	2002	144,462	8,491	0	119,409 (6)	0

Steven R. Delmar(7)	2004	168,143	0	0	36,000	0
Senior Vice President and	2003	152,048	0	0	0	0
Chief Financial Officer	2002	124,115	0	0	120,977 (6)	0

Michael E. Tinmouth(8)	2004	46,906	0	0	90,000 (6)	0
Senior Vice President	2003	—	—	—	—	—
	2002	—	—	—	—	—

(1)	Includes salary deferrals under the Company’s 401(k) plan.

(2)	Reflects a voluntary reduction in salary starting in February 2002 and continuing through November 2003, for each of the named executive officers employed during that period.

(3)	Does not include perquisites and personal benefits aggregating less than 10% of the officer’s salary and bonus.

(4)	Consists of, as to all years, amounts paid in connection with a life insurance policy and disability insurance for Mr. Jimenez. For fiscal 2004, $6,975 was paid for life insurance and $4,196 was paid for disability insurance.

(5)	Mr. Chisholm was elected an executive officer effective August 21, 2001.

(6)	Of these shares, 90,000 each were granted to Messrs. Chisholm, Delmar and Tinmouth, respectively, as one-time grants, in connection with promotion or hiring.

(7)	Reflects compensation beginning October 1, 2001, when Mr. Delmar joined the Company.

(8)	Reflects compensation beginning February 13, 2004, when Mr. Tinmouth joined the Company.

Option Grants

      The following table shows, as to the Named Executive Officers, the options to purchase Common Stock granted by the Company in fiscal 2004.

Option Grants in Last Fiscal Year

	Individual Grants

		Percentage
	Number of	of Total
	Shares	Options
	Underlying	Granted to	Exercise		Potential Realizable Value at
	Options	Employees in	Price Per	Expiration	Assumed Rates of Stock Price
Name	Granted	Fiscal 2004	Share	Date	Appreciation for Option Term(1)

					0%	5%	10%
George T. Jimenez	24,000 (2)	4.82	$2.789	12/6/13	$0	$42,096	$106,679
Joseph A. Chisholm	15,000 (2)	3.01	2.789	12/6/13	0	26,310	66,674
Steven R. Delmar	36,000 (2)	7.23	2.789	12/6/13	0	63,144	160,018
Michael E. Tinmouth	90,000 (3)	18.07	2.26	5/4/14	0	127,917	324,167

(1)	Amounts are based on the 0%, 5%, and 10% annual compounded rates of appreciation of the Common Stock price from the date of grant, prescribed by the Securities and Exchange Commission, and are not intended to forecast future appreciation of the Company’s Common Stock. The prices of the Common Stock, assuming such annual compounded rates of appreciation over the term of the option, would be as follows:

Exercise price	Term of Option	0%	5%	10%

$2.789	10 years	$0	$4.543	$7.234
$2.261	10 years	$0	$3.681	$5.862

(2)	Options vest and become exercisable in one-third increments as of 10/1/04, 10/1/05 and 10/1/06, provided that the officer is employed by the Company through each date.

(3)	Option granted in connection with hiring, of which one third vests and becomes exercisable on each of the three anniversaries of the date of grant, provided that the officer is employed by the Company through each date.

Fiscal 2004 Stock Option Exercises and Year-End Option Values

      The following table shows, as to the Named Executive Officers, the information concerning exercises of stock options in the last fiscal year and 2004 fiscal year-end option values.

Fiscal 2004 Stock Option Exercises and Year-End Option Values

			Number of Shares
	Shares		Underlying		Value of Unexercised
	Acquired		Unexercised Options		In-the-Money Options
	on	Value	at Fiscal Year-End		at Fiscal Year-End(2)
Name	Exercise	Realized(1)	Exercisable/Unexercisable		Exercisable/Unexercisable

George T. Jimenez	0	$0	68,128	85,096	$17,881	$23,800
Joseph A. Chisholm	0	0	79,409	65,000	70,944	51,700
Steven R. Delmar	0	0	70,977	86,000	67,984	51,700
Michael E. Tinmouth	0	0	0	90,000	0	13,500

(1)	Value realized represents the positive spread between the respective exercise prices of the exercised options and the fair market value per share on the respective dates of exercise.

(2)	Value for “in-the-money” options represent the positive spread between the respective exercise prices of outstanding options and the market price on June 30, 2004.

Employment Agreements, Change in Control and Separation Arrangements

      The Company does not have any employment agreements with officers.

Compensation Committee Interlocks and Insider Participation

      ACE*COMM’s Compensation Committee is composed of five non-employee directors: Messrs. Casner, Linowes, Wetzel, Grimes and Stover. No current member of the Compensation Committee is an officer or employee of ACE*COMM. There are no interlock relationships, as defined in the applicable SEC rules.

Code of Business Conduct and Ethics

      The Board has adopted a Code of Business Conduct and Ethics that applies to all directors, officers, employees and agents of ACE*COMM and its subsidiary companies and affiliates, including its principal executive, financial and accounting officers and persons performing similar functions. The Code of Business Conduct and Ethics will be made available, without charge, upon written request made to the Secretary of the Company at its principal executive offices. The Code is also posted on our website under “Investor Relations-Corporate Governance” at www.acecomm.com.

Stockholder Communications with Directors

      The Board of Directors welcomes communications from the Company’s stockholders. Any stockholder may communicate with either the Board as a whole, or with any individual director, by sending a written communication c/o the Company’s Corporate Secretary at the Company’s offices located at 704 Quince Orchard Road, Gaithersburg, MD 20878. All such communications sent to the Company’s Corporate Secretary must state the name of the communicating stockholder and the number of shares beneficially owned; and will be forwarded to the Board, as a whole, or to the individual director to whom such communication was addressed.

Executive Officers of the Company

      The following table sets forth the names, ages and positions of the current executive officers of the Company:

Name	Age	Current Position

George T. Jimenez	68	Chairman of the Board, Chief Executive Officer, President and Treasurer
Joseph A. Chisholm	63	Senior Vice President and Chief Operating Officer
Christopher C. Couch	34	Senior Vice President and Chief Marketing Officer
Steven R. Delmar	48	Senior Vice President and Chief Financial Officer
Michael E. Tinmouth	46	Senior Vice President and Head of Business Development
Loretta L. Rivers	47	Corporate Secretary and Director of Human Resources

      George T. Jimenez is the Chief Executive Officer of the Company and has served as Treasurer and a Director of the Company since its inception in 1983. Mr. Jimenez served as President from 1983 to September 1999 and July 2001 to the present.

      Joseph A. Chisholm joined the Company in February 2001 as Vice President of Engineering, and was named Chief Operating Officer in August 2001. In January 2003, Mr. Chisholm was also named a Senior Vice President. Mr. Chisholm served as Vice President of Engineering and Operations for GE Capital Spacenet Services from 1994 until his retirement in 1998.

      Christopher C. Couch joined the Company in August 2004 as Senior Vice President and Chief Marketing Officer. Prior to joining ACE*COMM, Mr. Couch headed his own business consulting firm, which provided business assessment and market plans for various technology firms. From January 2001 through December 2003, he was Sr. Vice President and Chief Technology Officer of RateIntegration, Inc. Mr. Couch was Sr. Director — North American OSS Practice for Logica, Inc., from January 2000 through December 2001. Prior to joining Logica, he was a Principal of BusinessEdge Solutions. From 1996 to 1999, Mr. Couch was Director of Next Generation Services of Evolving Systems, Inc.

      Steven R. Delmar joined the Company as a consultant in July 2001 and was appointed the Chief Financial Officer as of October 1, 2001. In January 2003, Mr. Delmar was also named a Senior Vice President. Prior to joining the Company, Mr. Delmar held various executive positions with Microlog Corporation, a communications software company, including fifteen years as Executive Vice President and Chief Financial Officer. He was most recently co-President and a Director of Microlog.

      Michael E. Tinmouth joined the Company in February 2004 as Senior Vice President and Head of Business Development, following the purchase of assets from Intasys. From September 2001 to February 2004, Mr. Tinmouth was President and CEO of Intasys Billing Technologies; and was the Chief Financial Officer of that entity from March 2000 to September 2001. Prior to joining Intasys, Mr. Tinmouth was Director of Finance & Administration at NSI Communications Inc., a Montreal-based VSAT manufacturer.

      Loretta L. Rivers has been Corporate Secretary since 1989 and was also named Director of Human Resources in January 2001. Ms. Rivers has served in various capacities with the Company since its inception in 1983.

      The term of each executive officer will expire at the annual meeting of the Board of Directors, which is scheduled to be held on December 3, 2004.

Performance Graph

      In accordance with current Securities Exchange Act of 1934 regulations, the following performance graph compares the performance of the Company’s Common Stock to the Nasdaq Stock Market Index and to the Nasdaq Telecommunications Index. The graph assumes that the value of the investment in the Company’s Common Stock and each index was $100 at June 30, 1999, and that all dividends were reinvested.

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG

ACE*COMM CORPORATION, NASDAQ MARKET
INDEX AND NASDAQ TELECOMMUNICATIONS INDEX

ASSUMES $100 INVESTED ON JUNE 30, 1999

ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING JUNE 30, 2004

Audit Committee Report

      The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors, include providing oversight to the Company’s financial reporting process through periodic meetings with the Company’s independent auditors and management to review accounting, auditing, internal controls, and financial reporting matters. In October 2003, the Board of Directors adopted an Amended and Restated Audit Committee Charter and reviewed and amended the Charter again in August 2004 (a copy is attached as Appendix A to this proxy statement).

      As part of its oversight of ACE*COMM’s financial statements, the Committee reviews and discusses with both management and the Company’s independent accountants all financial statements and quarterly results prior to their issuance. During fiscal 2004, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Committee. The Committee reviewed and discussed with management the Company’s audited financial statements included in the 2004 Annual Report to Stockholders. The Committee discussed with Grant Thornton LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees” (“SAS 61”). SAS 61 requires the independent auditors to provide the Committee with additional information regarding the scope and results of their audit of the Company’s financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) adoption of or changes in significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit. The Committee has received from Grant Thornton LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” with respect to any relationships between Grant Thornton LLP and the Company. Based on the review and discussions described above with respect to the Company’s audited financial statements included in the Company’s 2004 Annual Report to Stockholders, the Committee recommended to the Board of Directors that such financial statements be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Harry M. Linowes Paul G. Casner, Jr. Gilbert A. Wetzel J. William Grimes Matthew J. Stover

      On June 12, 2003, the Board of Directors, based on the recommendation of the Audit Committee, replaced Ernst & Young LLP as the Company’s independent auditors and engaged Grant Thornton LLP as the Company’s new independent public accountants. The Company determined that it was in the best interests of the Shareholders that alternative independent auditors be selected and effected an orderly transition as expeditiously as possible.

      During the years ended June 30, 2002 and 2001 and the interim period between June 30, 2002 and the date the Company changed auditors from Ernst & Young to Grant Thornton, there were no disagreements between ACE*COMM and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure; which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. Ernst & Young’s reports on ACE*COMM’s financial statements for each of the years did not contain any adverse opinion or disclaimer of opinion.

Audit and Non-Audit Fees

      The following table presents fees for professional services provided during 2004 by Ernst & Young LLP, the Company’s former independent accountants, and by Grant Thornton, the Company’s current independent accountants, for:

Type of Fee	Ernst & Young	Grant Thornton

Audit fees	$21,900	$119,868
Audit Related Fees	0	0
Tax Fees	0	37,730
All other fees	594	29,947

Total Fees	$22,494	$187,545

      Audit fees include services rendered for the audit of the financial statements included in our 2004 Annual Report on Form 10-K and the reviews of our financial statements included in our Quarterly Reports on Form 10-Q during 2004; and services that were provided in connection with statutory and regulatory filings. All other fees include fees incurred in connection with the acquisition of i3 Mobile Inc., the asset purchase from Intasys, and accounting research.

SECTION 16A BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and the Nasdaq. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, we believe that all Section 16 filing requirements applicable to our officers and directors and ten-percent beneficial owners were complied with during the 2004 fiscal year.

RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

      Upon the recommendation of the Audit Committee, the Board of Directors has selected Grant Thornton LLP (“Grant Thornton”) as our independent accountants for the fiscal year ending June 30, 2005, and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Meeting.

      Grant Thornton began serving as the independent accountants in June 2003 and has served as the Company’s independent auditor for fiscal years 2003 and 2004. In appointing Grant Thornton as independent accountants for the fiscal year ending June 30, 2005, the Audit Committee carefully considered Grant Thornton’s performance since their retention, their independence with respect to the services to be performed, and their general reputation for adherence to professional auditing standards.

      If the appointment of Grant Thornton LLP is not ratified, the Board of Directors will appoint another firm as the Company’s independent auditor for the year ending June 30, 2005. The Board of Directors also retains the power to appoint another independent auditor for the Company to replace an auditor ratified by the stockholders in the event that the Board of Directors determines that the interests of the Company require such a change.

      Grant Thornton LLP is expected to have a representative present at the meeting, will have the opportunity to make a statement if they desire to do so, and is expected to be available to respond to appropriate questions at the meeting.

      The Board of Directors recommends a vote FOR the appointment of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending June 30, 2005.

VOTE REQUIRED TO APPROVE MATTERS

      The presence in person or by proxy of stockholders entitled to cast a majority of the votes at the Annual Meeting will constitute a quorum. Votes cast by proxy or in person at the meeting will be tabulated by the inspectors of election appointed for the meeting. Proxies marked with abstentions, broker non-votes (i.e., proxies from brokers or nominees marked to indicate that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to the vote on a particular matter with respect to which the brokers or nominees do not have discretionary power to vote), and stockholders present at the meeting who abstain from voting, will be treated as present for purposes of determining the presence of a quorum. In their discretion, the proxies are authorized to vote upon such other business as may properly (including in accordance with the advance notice requirement set forth below) come before the meeting or any adjournment thereof.

      The election of directors requires a plurality of votes cast at the Annual Meeting. The ratification of the appointment of Grant Thornton LLP as independent accountants of the Company requires the affirmative vote of a majority of the votes cast at the meeting. Abstentions or broker non-votes will be disregarded for purposes of determining approval of the aforementioned matters.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS

      Advance notice of matters to be presented at the 2005 Annual Meeting of Stockholders must be received at the Company’s executive offices at 704 Quince Orchard Road, Gaithersburg, Maryland 20878 prior to July 1, 2005, pursuant to the proxy solicitation rules of the SEC. For any proposal that is not submitted for inclusion in next year’s proxy statement but is instead presented directly at the 2005 annual meeting of the stockholders, notice of such proposal must be received in writing by our Secretary not less than 20 days and no more than 30 days prior to the annual meeting, except that if less than 30 days’ notice of the date of the annual meeting is given to stockholders or publicly disclosed, notice of such proposal must be received by the Secretary not later than the 10th day following the date that notice of the annual meeting is mailed or publicly disclosed. A stockholder’s notice must be addressed to the Secretary and set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Any stockholder proposal that is not submitted in accordance with the foregoing procedures and deadlines will be considered untimely.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

      As of the date of this Proxy Statement, the Company knows of no business other than that described herein that will be presented for consideration at the meeting. If, however, any other business shall come properly before the meeting, the proxy holders intend to vote the proxies in accordance with their best judgment, in their sole discretion.

By Order of the Board of Directors,

Loretta L. Rivers Corporate Secretary

October 26, 2004

Appendix A

AUDIT COMMITTEE CHARTER

(as Amended and Restated effective August 18, 2004)

A.  Purpose

The Audit Committee is appointed by the Board of the Directors (1) to be directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company, (2) to assist the Board in fulfilling its oversight responsibilities by monitoring (a) the integrity of the processes of preparation and review of the Company’s financial statements provided to the public, (b) the compliance by the Company with legal and regulatory requirements (c) the Company’s systems of internal controls regarding finance, accounting and legal compliance and ethics that management has established and (d) the independent auditor’s qualifications and independence, and (e) the processes for accounting and financial reporting generally and (3) to perform the other functions required of audit committees of public companies under applicable laws, rules and regulations and the requirements of the Nasdaq Stock Market or any other national securities exchange on which the securities of the Company are then listed.

B.  Structure and Membership

1.  Number. The Audit Committee shall consist of at least three members of the Board of Directors.

2.  Independence. Except as otherwise permitted by the applicable rules of the Nasdaq Stock Market and applicable federal securities laws, including Section 301 of the Sarbanes Oxley Act (and the applicable rules thereunder), each member of the Audit Committee must meet the independence, experience, finance and accounting knowledge and other qualifications established by such rules and the Sarbanes Oxley Act and shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment The members of the Audit Committee shall be appointed by the full Board.

3.  Financial Literacy. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. At least one member of the Audit Committee shall be a “financial expert” (as defined by applicable Nasdaq and SEC rules). All members of the Audit Committee shall participate in continuing education programs, as set forth in the rules developed by the Nasdaq Listing and Hearings Review Council.

4.  Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.  Compensation. The compensation of the Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive any compensation from the Company other than compensation for fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

6.  Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors annually for a one-year term and shall serve until their successors are appointed and qualified. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.  Authority and Responsibilities

General. The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly represented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

1.  Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating and, when necessary, terminating or replacing the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2.  Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor and take appropriate action on any disclosed relationships to satisfy itself of the independent auditor’s independence. In addition, the Audit Committee shall confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes Oxley Act. The Audit Committee shall also confirm that the CEO, controller, CFO and CAO (or other persons serving in similar capacities) were not employed by the independent auditor, or if employed, did not participate in any capacity, in each case, during the three-year term preceding the date of initiation of the audit. The Audit Committee shall periodically review management consulting services, information technology services and other non-audit services, and the respective related fees, provided by and to the independent auditors, which shall have been subject to pre-approval by the Audit Committee and consider whether, under applicable laws, rules and regulations and under criteria the Audit Committee determines to be appropriate, the independent auditors’ provision of non-audit services to the Company is compatible with maintaining the independence of the independent auditors.

3.  Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee. The Audit Committee shall advise the Company’s management as to any planned expenditures so the Company can incorporate such expenditures into the Company’s budgeting process.

4.  Pre-approval of Services. The Audit Committee shall pre-approve all audit services and non-audit services (other than de minimus non-audit services as defined by the Sarbanes Oxley Act and the applicable rules thereunder) to be provided to the Company by the independent auditor.

5.  Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, obtain and review the reports required to be made by the independent auditor pursuant to paragraph (k) of Section 10A of the Securities Exchange Act of 1934 regarding:

(a)	critical accounting policies and practices;

(b)	alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(c)	other material written communications between the independent auditor and Company management.

Review of Audited Financial Statements

6.  Discussion of Audited Financial Statements. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standard No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion. The Audit Committee shall review with management and the independent auditors at the completion of the annual examination:

(a)	The Company’s annual financial statements and related footnotes.

(b)	The independent auditors’ audit of the financial statements and report thereon.

(c)	Any significant changes required in the independent auditors’ audit plan.

(d)	Any serious difficulties or disputes with management encountered during the course of the audit.

(e)	Any material correcting adjustments that have been identified by the independent auditors in accordance with generally accepted accounting principles and applicable laws, rules and regulations.

(f)	Any material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses.

7.  Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

8.  Audit Committee Report. The Audit Committee shall prepare or cause to be prepared for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

Review of Other Financial Disclosures

9.  Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to perform all required reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61, 71 and 90. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

10.  Quarterly Earnings and Interim Financial Reports. The Audit Committee shall review with a representative of management and the independent auditors the financial information contained in the Company’s quarterly earnings announcements as well as the Company’s guidance concerning its future financial performance prior to public release and any material issues brought to the attention of the Committee by the independent auditors regarding the interim financial reports before each is filed with the SEC. The Audit Committee shall discuss with the independent auditors any matters required to be communicated by the independent auditors to the Audit Committee or its Chairperson in connection with the independent auditors’ review of the interim financial statements of the Company. The Chairperson or another member of the Audit Committee designated by the Chairperson shall be available to assist management with current disclosures regarding material changes in the financial condition or operations of the Company.

Controls and Procedures

11.  Oversight. The Audit Committee shall coordinate the Board of Director’s oversight of the Company’s internal accounting controls and the Company’s disclosure controls and procedures. The Audit Committee shall:

(a)	Receive and review the reports of the CEO and CFO required by Section 302 of the Sarbanes Oxley Act (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

(b)	As and when required by applicable law, review the reports on internal accounting controls contemplated by Sections 103 and 404 of the Sarbanes Oxley Act.

(c)	Review with management and the independent auditors their assessments of the adequacy of the internal control structure and procedures of the Company for financial reporting (including any annual report on internal controls required in the annual report to shareholders), the resolution of any identified material weaknesses in such internal control structure and procedures and the assessments of such internal control structure and procedures to be included in filings with the SEC or other publicly available documents.

(d)	Recommend to the Board of Directors standards for attestation engagements for any attestation by the independent auditors with respect to assessments of such internal control structure and procedures.

12.  Procedures for Complaints. The Audit Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

13.  Related-Party Transactions. The Audit Committee shall review policies and procedures with respect to the Company transactions in which officers or directors have an interest and all related party transactions on an ongoing basis. The Audit Committee must approve all such transactions.

14.  Corporate Compliance Programs. The Audit Committee shall review with corporate compliance officers, and where appropriate the independent auditors, the Company’s Corporate Compliance Program, any significant issues noted during the implementation of the program and any significant changes recommended in the scope of the program. The Audit Committee shall review and make recommendations to the Board of Directors regarding the code of ethics adopted or to be adopted by the Board of Directors for senior financial officers, including the principal financial officer and comptroller or principal accounting officer, or persons performing similar functions.

15.  Legal and Regulatory Matters. The Audit Committee shall review with the Company’s counsel legal and regulatory matters brought to the attention of the Audit Committee that may have a material impact on the financial statements. The Audit Committee shall respond appropriately to any matters reported to the Audit Committee by counsel, including adopting, as necessary, appropriate remedial measures or sanctions, or recommending such action to the Board of Directors.

16.  Private Discussions. As circumstances dictate, the Audit Committee shall meet with the independent auditors, and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

D.  Procedures and Administration

1.  Meetings. As often as it deems necessary and at least 4 times a year, the Audit Committee shall (a) meet in order to perform its responsibilities and (b) meet separately with: (i) the independent auditor and (ii) Company management. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2.  Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member) as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3.  Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

4.  Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

5.  Independent Advisors. The Audit Committee shall have the authority to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6.  Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee. The Audit Committee shall advise the Company’s management as to any planned expenditures so the Company can incorporate such expenditures into the Company’s budgeting process.

7.  Internal Audit Function. The Audit Committee shall consult with management regarding an internal audit function if and when such function becomes appropriate or necessary.

E.  Additional Powers and Responsibilities

The Audit Committee shall have such other duties and responsibilities as may be required by applicable laws, rules and regulations, the Nasdaq Stock Market rules, the Company’s Certificate of Incorporation and Bylaws or as delegated from time to time by the Board of Directors.

The Board of Directors recommends a vote “FOR” the nominees listed below and a vote “FOR” Proposal 2	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

		Nominee:	01 Paul G. Casner, Jr.
1.	ELECTION OF DIRECTORS		02 Matthew J. Stover
03 J. William Grimes

FOR THE NOMINEES LISTED TO THE RIGHT (EXCEPT AS INDICATED)	WITHHOLD AUTHORITY FOR THE NOMINEES LISTED	To withheld authority to vote for any nominee write that nominee’s name in the space provided.
☐	☐

2.	RATIFICATION OF APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Signature(s) __________________________________________       Signature_________________________________________   Date: _______________________________, 2004

NOTE: please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Ù FOLD AND DETACH HERE Ù

ACE*COMM CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints George T. Jimenez and Loretta L. Rivers, or either of them, the proxy or proxies of the undersigned with full power of substitution, to vote all shares of Common Stock of ACE*COMM Corporation held of record by the undersigned at the close of business on October 12, 2004 at the Annual Meeting of Stockholders of the Company to be held on Friday, December 3, 2004 at 10:00 am, Eastern Time and at any adjournment or adjournments thereof, upon the matters set forth herein.

If properly executed, the shares represented by this proxy will be voted in the manner directed herein by the undersigned stockholder, or to the extent directions are not given, such shares will be voted for each of the nominees and each other proposal.

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù